EXHIBIT 10.12

SECOND AMENDMENT TO
AMENDED, RESTATED & CONSOLIDATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED, RESTATED & CONSOLIDATED CREDIT AGREEMENT (this “Amendment”) dated as of July 10, 2015 by and among PARKWAY PROPERTIES LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), PARKWAY PROPERTIES, INC., a corporation incorporated under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended, Restated & Consolidated Credit Agreement dated as of April 1, 2014 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendment to Credit Agreement. The parties hereto agree that the Credit Agreement is hereby amended by restating Section 10.1.(l)(ii) in its entirety to read as follows:

(ii)    During any period of 12 consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12‑month period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute two-thirds of the Board of Directors of the Parent then in office; or

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to the truth and accuracy of the representations set forth herein (and incorporated by reference) and receipt by the Administrative Agent of a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and all of the Lenders.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. Each of the Parent and the Borrower has the right and power, and has taken all necessary action to authorize such Loan Party, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended by this Amendment in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each of the Parent and the Borrower and each of this Amendment and the Credit Agreement as amended by this Amendment is a legal, valid and binding obligation of each of the Parent and the Borrower enforceable against such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by each of the Parent and the Borrower of this Amendment and the performance by each such Person of this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent or the Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent or the Borrower, or any indenture, agreement or other instrument to which the Parent or the Borrower is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Parent and Borrower. The Borrower and the Parent hereby certify to the Administrative Agent and the Lenders that as of the date hereof and after giving effect to this Amendment, the representations and warranties made or deemed made by each of the Parent and the Borrower in the Credit Agreement as amended by this Amendment and the other Loan Documents to which the Parent or the Borrower is a party are and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is and shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement as amended by this Amendment.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

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Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended, Restated & Consolidated Credit Agreement to be executed as of the date first above written.

BORROWER:

PARKWAY PROPERTIES LP

By:	Parkway Properties General Partners, Inc., its sole general partner

By: /s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title: Executive Vice President and
General Counsel

By: /s/ Scott E. Francis
Name: Scott E. Francis
Title: Executive Vice President and
Chief Accounting Officer

PARENT:

PARKWAY PROPERTIES, INC.

By: /s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title: Executive Vice President and
General Counsel

By: /s/ Scott E. Francis
Name: Scott E. Francis
Title: Executive Vice President and
Chief Accounting Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank, as Swingline Lender, and as a Lender

By: /s/ Andrew W. Hussion
Name: Andrew W. Hussion
Title: Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Cory Clement
Name: Cory Clement
Title: Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ J. Lee Hord
Name: J. Lee Hord
Title: Senior Vice President

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Christian Lunt
Name: Christian Lunt
Title: Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Timothy Sylvain
Name: Timothy Sylvain
Title: Vice President

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ROYAL BANK OF CANADA, as a Lender

By: /s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

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BARCLAYS BANK PLC, as a Lender

By: /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

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MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Jason Lipschitz
Name: Jason Lipschitz
Title: Authorized Signatory

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RAYMOND JAMES BANK, N.A., as a Lender

By: /s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

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TD BANK, N.A., as a Lender

By: /s/ Sean C. Dunne
Name: Sean C. Dunne
Title: Vice President

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TRUSTMARK NATIONAL BANK, as a Lender

By: /s/ Gretchen Wave
Name: Gretchen Wave
Title: Senior Vice President

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SEASIDE NATIONAL BANK & TRUST, as a Lender

By: /s/ David Robinson
Name: David Robinson
Title: Senior Credit Officer